UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2006
I-FLOW CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (949) 206-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9

Item 1.01 Entry into a Material Definitive Agreement.
1.	Indemnification Agreements.
     On February 23, 2006, the board of directors of I-Flow Corporation (the “Company”) approved a new form of indemnity agreement for its directors and employees. After the form of agreement was approved, the Company entered into the newly-approved form of indemnity agreements (the “Indemnity Agreements”) with each of its non-employee directors and each of its executive officers, Donald M. Earhart, James J. Dal Porto and James R. Talevich. The new form of indemnity agreement is expected to be used with future members of the board of directors and selected future employees of the Company.
     The Indemnity Agreements provide for indemnification by the Company of each person subject to an Indemnity Agreement (an “Indemnified Party”) to the fullest extent permitted by law against expenses and damages if the Indemnified Party is, or is threatened to be made, a party to or participant in a legal proceeding by reason of his or her status as a director, officer, employee, agent or fiduciary of the Company or by reason of the fact that he or she is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary. The Indemnity Agreements provide that the Company will advance the expenses of the Indemnified Party incurred in any such proceedings prior to final disposition of the claim. In determining an Indemnified Party’s entitlement to indemnification, the Indemnified Party will be presumed entitled to indemnification, and the Company will have the burden of proving otherwise.
     The above summary of the Indemnity Agreements is qualified in its entirety by reference to the provisions of the form of Indemnity Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
2.	Employment Agreements.
     In September 2005, the United States Internal Revenue Service issued proposed regulations (collectively, the “409A Rules”) interpreting the deferred compensation rules under Section 409A of the Internal Revenue Code (the “Code”). Section 409A imposes a number of requirements that deferred compensation arrangements must satisfy in order to avoid, among other matters, current taxation of participants and a possible 20% “additional tax.”
     Upon the announcement of the 409A Rules, the Company undertook a review of its current and historical compensation practices that could be implicated by the 409A Rules. In connection with this review, on February 23, 2006, the board of directors of the Company approved amendments to the employment and change in control agreements between the Company and Mr. Earhart, Mr. Dal Porto and Mr. Talevich.
     Because Section 409A of the Internal Revenue Code may subject compensation or benefits paid in connection with an employee’s termination of employment to additional taxes, the amendments to the employment and change in control agreements provide that if, at the time of an employee’s termination of employment with the Company, he is a “specified employee” (as defined in Section 409A), and one or more of the payments or benefits received or to be received by the employee pursuant to his employment agreement would constitute deferred compensation subject to Section 409A, then no such payment or benefit will be provided under the agreement until, generally, six months after the date of his separation from service.
     In addition, the amendments provide that, in the event of a change in control (as defined in the employment and change in control agreements), all forms of unvested, restricted and outstanding equity-based awards (including options, restricted stock and otherwise), not only stock options, immediately and automatically become fully vested, have all restrictions lapse, and (to the extent relevant) become exercisable.
     The above summary of the amendments to the employment and change in control agreements is qualified in its entirety by reference to the provisions of the amendments to the agreements, copies of which are filed as Exhibits 10.2 through 10.7 hereto and are incorporated by reference herein.

3.	Awards under the 2005 COIP.
     In February 2005, the Compensation Committee and the other independent directors on the board of directors approved the 2005 Corporate Officer Incentive Plan (the “2005 COIP”). The Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of the Company participated in the 2005 COIP. The 2005 COIP identified predetermined performance goals and target awards. Subject to achievement of the goals and objectives, the participants in the 2005 COIP could earn cash bonuses and equity awards. A summary of the terms of the COIP for 2005 was filed with our Annual Report on Form 10-K for the year ended December 31, 2005.
     After the completion of fiscal year 2005, the Compensation Committee reviewed the executive officers’ and the Company’s performance in light of the predetermined goals set forth in the 2005 COIP. On February 23, 2006, the independent directors on the board determined that the overall goal achievement percentage under the 2005 COIP, as determined by the weighted average percentage of achievement of each performance target, was 125% for 2005. Under the 2005 COIP, a performance level of 120% or more was required to qualify for the maximum award. Therefore, the maximum award was earned under the 2005 COIP. Under the terms of the 2005 COIP, the maximum aggregate cash bonus award was $1,400,000 and the maximum aggregate number of shares of common stock that may be subject to equity awards was 900,000 shares. In determining the allocation of awards from the bonus pool to individual executive officers, the Compensation Committee focused on the contributions made by each executive officer to the Company’s performance. All equity awards described below were made pursuant to the I-Flow Corporation 2001 Equity Incentive Plan.
     Awards under the 2005 COIP:
Donald M. Earhart. As a result of his and the Company’s performance in 2005, the Compensation Committee determined that Mr. Earhart was entitled to receive a bonus of $700,000 in cash and 225,000 shares of restricted stock. The restrictions on the shares lapse as follows: (i) with respect to 100,000 of the shares, 20% will vest on each anniversary of the grant date (“Five Year Vesting”); (ii) with respect to 50,000 of the shares, 25% will vest on the first anniversary of the grant date, 25% will vest on the second anniversary of the grant date, and 50% will vest on the third anniversary of the grant date (“25-25-50 Vesting”); and (iii) with respect to 75,000 of the shares, 0% will vest on the first anniversary of the grant date, 50% will vest on the second anniversary of the grant date, and 50% will vest on the third anniversary of the grant date (“0-50-50 Vesting”).
In addition, in lieu of $500,000 of his cash bonus the Committee instead granted Mr. Earhart 36,101 additional shares of restricted stock. As a result, the net cash bonus paid to Mr. Earhart was $200,000. The additional shares are subject to 25-25-50 Vesting. In summary, the shares of restricted stock granted to Mr. Earhart under the 2005 COIP will vest over five years on each anniversary of the grant date as follows: 41,525 (first anniversary); 79,025 (second anniversary); 100,551 (third anniversary); 20,000 (fourth anniversary); and 20,000 (fifth anniversary).
James J. Dal Porto. As a result of his and the Company’s performance in 2005, the Compensation Committee determined that Mr. Dal Porto was entitled to receive a bonus of $466,667 in cash and 150,000 shares of restricted stock. The restrictions on the shares lapse as follows: (i) 66,667 shares will be subject to Five Year Vesting; (ii) 33,333 shares will be subject to 25-25-50 Vesting; and (iii) 50,000 shares will be subject to 0-50-50 Vesting.
In addition, in lieu of $100,000 of his cash bonus the Committee instead granted Mr. Dal Porto 7,220 additional shares of restricted stock. As a result, the net cash bonus paid to Mr. Dal Porto was $366,667. The additional shares are subject to 25-25-50 Vesting. In summary, the shares of restricted stock granted to Mr. Dal Porto under the 2005 COIP will vest over five years on each anniversary of the grant date in the following amounts: 23,471 (first anniversary); 48,471 (second anniversary); 58,610 (third anniversary); 13,333 (fourth anniversary); and 13,335 (fifth anniversary).
James R. Talevich. As a result of his and the Company’s performance in 2005, the Compensation Committee determined that Mr. Talevich was entitled to receive a bonus of $233,333 in cash and

75,000 shares of restricted stock. The restrictions on the shares lapse as follows: (i) 33,333 shares will be subject to Five Year Vesting; (ii) 16,667 shares will be subject to 25-25-50 Vesting; and (iii) 25,000 shares will be subject to 0-50-50 Vesting.
In addition, in lieu of $50,000 of his cash bonus the Committee instead granted Mr. Talevich 3,610 additional shares of restricted stock. As a result, the net cash bonus paid to Mr. Talevich was $183,333. The additional shares are subject to 25-25-50 Vesting. In summary, the shares of restricted stock granted to Mr. Talevich under the 2005 COIP will vest over five years on each anniversary of the grant date in the following amounts: 11,736 (first anniversary); 24,236 (second anniversary); 29,306 (third anniversary); 6,667 (fourth anniversary); and 6,665 (fifth anniversary).
     A form of the restricted stock agreement used in connection with the grants of shares of restricted stock is attached as Exhibit 10.8 hereto and is incorporated by reference herein.
4. Terms of the 2006 COIP.
     On February 23, 2006, the independent directors on the board of directors unanimously approved, on the recommendation of the Compensation Committee, the 2006 Corporate Officer Incentive Plan (the “2006 COIP”). As with the 2005 COIP, the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the Company are eligible for awards under the 2006 COIP. The 2006 COIP identifies predetermined performance goals and target awards. Subject to achievement of the goals and objectives, the participants can earn cash bonuses and equity awards. Equity awards, if any, will be made pursuant to the I-Flow Corporation 2001 Equity Incentive Plan. After the completion of the end of fiscal year 2006, the officers’ and the Company’s performance will be reviewed in light of the predetermined goals set forth in the 2006 COIP. In determining the allocation of awards from the bonus pool to individual executive officers, the Compensation Committee will focus on the contributions made by each executive officer to the Company’s performance. A summary of the terms of the 2006 COIP is attached as Exhibit 10.9 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Form of Indemnification Agreement

10.2	Amendment #2 to Employment Agreement with Donald M. Earhart, dated February 23, 2006

10.3	Amendment #1 to Employment Agreement with James J. Dal Porto, dated February 23, 2006

10.4	Amendment #1 to Employment Agreement with James R. Talevich, dated February 23, 2006

10.5	Amendment #1 to Agreement Re Change In Control with Donald M. Earhart, dated February 23, 2006

10.6	Amendment #1 to Agreement Re Change In Control with James J. Dal Porto, dated February 23, 2006

10.7	Amendment #1 to Agreement Re Change In Control with James R. Talevich, dated February 23, 2006

10.8	Form of Restricted Stock Agreement

10.9	Terms of 2006 COIP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-FLOW CORPORATION
Date: March 1, 2006	By:	/s/ James R. Talevich
James R. Talevich
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Indemnification Agreement

10.2	Amendment #2 to Employment Agreement with Donald M. Earhart, dated February 23, 2006

10.3	Amendment #1 to Employment Agreement with James J. Dal Porto, dated February 23, 2006

10.4	Amendment #1 to Employment Agreement with James R. Talevich, dated February 23, 2006

10.5	Amendment #1 to Agreement Re Change In Control with Donald M. Earhart, dated February 23, 2006

10.6	Amendment #1 to Agreement Re Change In Control with James J. Dal Porto, dated February 23, 2006

10.7	Amendment #1 to Agreement Re Change In Control with James R. Talevich, dated February 23, 2006

10.8	Form of Restricted Stock Agreement

10.9	Terms of 2006 COIP